Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the amended Quarterly Report on Form 10-QSB of Summit Financial Services Group, Inc. (the "Company"), for the quarterly period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven C. Jacobs, Executive Vice President and Chief Financial Officer of the Company, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m(a) or 780(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Steven C. Jacobs
----------------------------------------------------
Steven C. Jacobs
Executive Vice President and Chief Financial Officer

Dated:  May 14, 2004




A signed original of this written statement required by Section 906 has been provided to Summit Financial Services, Group, Inc. and will be retained by Summit Financial Services Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.